Exhibit 99.3 ACQUISITION OF WILDHORSE RESOURCE DEVELOPMENT CORPORATION October 30, 2018

FORWARD-LOOKING STATEMENT Cautionary Statement Regarding Forward-Looking Information This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, WildHorse’s and Chesapeake’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the ability of Chesapeake to complete the acquisition and integration of WildHorse successfully; litigation relating to the transaction; and other factors that may affect future results of WildHorse and Chesapeake. Additional factors that could cause results to differ materially from those described above can be found in WildHorse’s Annual Report on Form 10-K for the year ended December 31, 2017 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, each of which is on file with the SEC and available in the “Investor Relations” section of WildHorse’s website, http://www.wildhorserd.com/, under the subsection “SEC Filings” and in other documents WildHorse files with the SEC, and in Chesapeake’s Annual Report on Form 10-K for the year ended December 31, 2017 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, each of which is on file with the SEC and available in the “Investors” section of Chesapeake’s website, https://www.chk.com/, under the heading “SEC Filings” and in other documents Chesapeake files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither WildHorse nor Chesapeake assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Important Additional Information This communication relates to a proposed business combination transaction (the “Transaction”) between WildHorse Resource Development Corporation (“WildHorse”) and Chesapeake Energy Corporation (“Chesapeake”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the Transaction, Chesapeake will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Chesapeake and WildHorse and a prospectus of Chesapeake, as well as other relevant documents concerning the Transaction. The Transaction involving WildHorse and Chesapeake will be submitted to WildHorse’s stockholders and Chesapeake’s shareholders for their consideration. STOCKHOLDERS OF WILDHORSE AND SHAREHOLDERS OF CHESAPEAKE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about WildHorse and Chesapeake, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC can also be obtained, without charge, by directing a request to Investor Relations, WildHorse, P.O. Box 79588, Houston, Texas 77279, Tel. No. (713) 255-9327 or to Investor Relations, Chesapeake, 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118, Tel. No. (405) 848-8000. Participants in the Solicitation WildHorse, Chesapeake and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding WildHorse’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 2, 2018, and certain of its Current Reports on Form 8-K. Information regarding Chesapeake’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 6, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. WildHorse Acquisition – October 2018 2

ACCELERATES CHESAPEAKE'S STRATEGIC PLAN



Acquisition of WildHorse		
Margin Enhancement	✓	Increases margins from high-value oil production
Free Cash Flow	✓	Accelerates transition to positive free cash flow
Long Term Net Debt / EBITDA of 2x	✓	Accelerates deleveraging

Chesapeake's continued commitment		
EHS Excellence	✓	Improving environmental and safety performance

CHESAPEAKE ENERGY
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TRANSACTION OVERVIEW



Consideration	> $3.977 billion transaction value • At the election of WildHorse shareholders, 5.989 shares of Chesapeake common stock per WildHorse share of common stock or 5.336 shares of Chesapeake common stock plus $3.00 per WildHorse share of common stock • Total cash consideration expected to be between $275 – $400 million
Pro Forma Ownership and Governance	> Chesapeake's shareholders will own approximately 55% and WildHorse shareholders will own approximately 45% of the combined company > WildHorse will nominate two directors to the Chesapeake Board of Directors
Path to Close	> Approval by both Chesapeake and WildHorse shareholders > NGP Energy Capital Markets, LLC has entered into a voting and support agreement of the transaction > Customary regulatory approvals

CHESAPEAKE ENERGY
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STRATEGIC PORTFOLIO ADDITION
POSITIONS CHK FOR ADDITIONAL VALUE CREATION



- Adds significant premier Eagle Ford asset at an attractive valuation
- Accelerates cash flow generation with profitable oil growth
- Materially improves margins and financial profile

ACREAGE POSITION


WildHorse Leasehold
CHK Leasehold

ASSET OVERVIEW

WildHorse Resource Development Corporation	
Net acres (84% WI / 66% NRI)[1]	~420,000
Percentage undeveloped acreage	80% – 85%
Net production	47 mboe/d[2]
Liquids / Oil	88% / 73%

~655,000
Pro forma Eagle Ford net acreage position

~150,000 boe/d (~60% Oil)
2Q'18 Pro forma Eagle Ford production

(1) Estimated average interest of future operated locations
(2) 2Q'18 Actuals

CHESAPEAKE ENERGY
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ACCELERATING VALUE, DELIVERING ON OUR PROMISES(1) 160165 – 170 30 125130 – 130 25 Improves 19 Enhances 80 oil mix percentage oil production approximately approximately bbls/d % oil % 2x by 2020 60% by 2020 CHK18E(2) PF19E PF20E CHK18E PF19E PF20E Efficiencies drive average annual $200 – $280 million savings total of $1.0 – $1.5 billion by 2023 $19 4.2x $16 3.6x Increases $12 Accelerates 2.8x EBITDA per boe margin deleveraging approximately approximately $ / boe $ / by 2020 by 2020 35% 50% adj. EBITDA Net debt / CHK18E PF19E PF20E CHK18E PF19E PF20E (1) Assumes full year results and strip pricing as of 10/25/2018 (2) Adjusted for Utica disposition as of 1/1/2018 WildHorse Acquisition – October 2018 6

COST SAVINGS CREATE SIGNIFICANT SHAREHOLDER VALUE ANNUAL SAVINGS Operational Efficiencies $50 – $80 million Capital Efficiencies $150 – $200 million Total $200 – $280 million Five Year Total Savings(1) $1.0$1.0 –– $1.51.5 billion Operational efficiencies include savings from reduced LOE, G&A and downtime Capital efficiencies include savings from longer laterals and improved well design (1) Realized post closing WildHorse Acquisition – October 2018 7

OPPORTUNITIES TO CAPTURE ADDITIONAL MARKETING SYNERGIES

- Significant synergies available by leveraging Chesapeake's existing crude transportation options
- Large, contiguous Eagle Ford oil position
  - Abundant pipeline capacity and infrastructure
  - Advantaged pricing due to proximity to Gulf Coast and export markets



Cooks Point Terminal
Houston Markets
2019 WTI +$5.50
Gardendale Terminal
Corpus Christi Terminal
2019 WTI +$5.50
WildHorse Leasehold
CHK Leasehold
Pipeline

CHESAPEAKE ENERGY
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CREATING AN EAGLE FORD POWERHOUSE



- Well understood geology similar to existing CHK position
- High on the learning curve
  - Learnings from more than 2,000 Eagle Ford wells directly transferable to large undeveloped WildHorse position
- Austin Chalk and improved oil recovery (IOR) offer tangible upside

ACREAGE POSITION



WildHorse Leasehold
CHK Leasehold
Eagle Ford Play
A
B



A
Chesapeake Eagle Ford
WildHorse Eagle Ford
B
SW
NE
Austin Chalk
Woodbine Sands
Eagle Ford
Buda
150' – 450' thickness
6,000' – 11,000' TVD
100' – 500' thickness
6,000' – 11,000' TVD
Maverick Basin
South Texas Basin
Karnes Trough
San Marcos Arch
East Texas Basin

CHESAPEAKE ENERGY
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THE CHESAPEAKE ADVANTAGE Eagle Ford Lateral Length (mean)(1) Operations Support Center 12,000 10,000 Reservoir Technology Center 8,000 Drilling and completion leadership 6,000 4,000 • >2,000 Eagle Ford wells to date 2,000 Logistics expertise 0 Proven operational performance EHS excellence Eagle Ford D&C $ / Lateral Foot(1) 1,600 1,400 In-house marketing team 1,200 1,000 800 600 Proven expertise helps 400 drive costs down 200 0 (1) Source: RS Energy Group 2017+ TIL as of 9/18; Peers include: Carrizo, ConocoPhillips, Devon, Encana, Enervest, EOG, EP Energy, Equinor, Lewis Energy Group, Marathon, Murphy, Sanchez, SM Energy WildHorse Acquisition – October 2018 10

CHK TODAY: DIVERSE & STRONG PORTFOLIO
CORE POSITIONS ACROSS MULTIPLE BASINS


Powder River Basin: Oil-growth Engine
Oil production will more than double in 2019
Marcellus: Leading the Industry
Generating ~$350 million in free cash flow[1] in 2018
Mid-Continent: Growth Optionality
Efficient oil volumes, appraising liquid-rich opportunities
Gulf Coast: Consistent Performance
Access to premium Gulf Coast markets
South Texas: Free Cash Flow Machine
Generating ~$560 million in free cash flow[1] in 2018

(1) Free cash flow defined as net revenue less all operating costs and capital expenditures. Excludes corporate overhead costs such as capitalized interest and capitalized G&A expenses.

CHESAPEAKE ENERGY
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ACQUISITION CREATES PREMIER DIVERSIFIED INDEPENDENT

WITH SIGNIFICANT HIGH-MARGIN OIL-GROWTH RUNWAY



WildHorse Addition
Premier high-margin oil-growth engine

Targeting 80%+

of future drilling and completion activity focused on high-margin oil-growth assets

High-margin Oil-growth Assets[1]		
Powder River Basin	~253,000 Acres	29 mboepd
CHK Eagle Ford	~235,000 Acres	100 mboepd
WRD Eagle Ford	~420,000 Acres	47 mboepd[2]
Cash-generating Gas Assets[1]		
Gulf Coast	~339,000 Acres	128 mboepd
Appalachia North	~547,000 Acres	135 mboepd
Growth Optionality[1]		
Mid-Continent	~775,000 Acres	25 mboepd
Exploration/Other	~1,521,000 Acres	N/A

(1) Unless otherwise noted, operational statistics are as of 9/30/2018 for acreage totals and total production as of 3Q'18. Acreage and production volumes are net to CHK.
(2) Actual production for 2Q'18

CHESAPEAKE ENERGY
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ACCELERATES CHK’S STRATEGIC AND FINANCIAL PLAN Adds significant premier Eagle Ford asset at attractive valuation Increases cash flow generation with profitable oil growth Materially improves margins and financial profile Positions Chesapeake for greater value creation WildHorse Acquisition – October 2018 13